Trade and other payables and Other non-current liabilities	12 Months Ended
Mar. 31, 2019
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Trade and other payables and Other non-current liabilities

24. Trade and other payables and Other non-current liabilities

	As at March 31,
	2018 Non-Current	2018 Current	2018 Total	2019 Non-current	2019 Current	2019 Total	2019 Non- Current	2019 Current	2019 Total
	(₹ in million)	(₹ in million)	(₹ in million)	(₹ in million)	(₹ in million)	(₹ in million)	(US dollars in million)	(US dollars in million)	(US dollars in million)
Financial
Unclaimed/unpaid dividend	—	909	909	—	960	960	—	14	14
Interim dividend payable	—	1,405	1,405	—	—	—		—	—
Trade payables	—	83,931	83,931	599	92,135	92,734	9	1,332	1,341
Amount due to related parties	—	738	738	—	1,207	1,207	—	18	18
Liabilities for capital expenditure	1,250	39,934	41,184	519	60,110	60,629	8	869	877
Profit petroleum payable	—	8,274	8,274	—	10,251	10,251	—	148	148
Security deposit and retentions	96	2,208	2,304	114	1,620	1,734	2	23	25
Other liabilities	60	39,660	39,720	2,572	53,324	55,896	36	772	808
Liability for Structured investments (Refer Note 35)	—	—	—	9,935	10,764	20,699	144	155	299
Put option liability with non-controlling interests[1]	1,378	—	1,378	1,953	—	1,953	28	—	28

Total – Financial	2,784	177,059	179,843	15,692	230,371	246,063	227	3,331	3,558

Non Financial
Statutory Liabilities	—	25,290	25,290	—	31,211	31,211	—	452	452
Amount payable to owned post employment benefit trust	—	843	843	—	783	783	—	11	11
Advances from customers[2]	—	49,442	49,442	—	91,949	91,949	—	1,330	1,330
Advance from related party	—	—	—	—	22	22	—	0	0
Other payables	1	3,424	3,425	—	1,939	1,939	—	28	28

Total – Non Financial	1	78,999	79,000	—	125,904	125,904	—	1,821	1,821

	2,785	256,058	258,843	15,692	356,275	371,967	227	5,152	5,379

Trade payables are majorly non-interest bearing and are normally settled upto 180 days terms.

The fair value of trade and other payables is not materially different from the carrying value presented.

[1]

The non-controlling shareholders of ASI have an option to offload their shareholding to the Group. The option is exercisable at any time within the period of three years following the fifth anniversary of the date of shareholders’ agreement (December 22, 2017) at a price higher of ₹ 52 ($ 0.757 per share) and the fair market value of the share. Therefore, the liability is carried at higher of the two. Subsequent changes to the put option liability are treated as equity transaction and hence accounted for in equity (Refer Note 4(b)).

[2]

Advances from customers are contract liabilities and include amounts received under long term supply agreements. The advance payment plus a fixed rate of return/ discount will be settled by supplying respective commodity over a period up to twenty four months under an agreed delivery schedule as per the terms of the respective agreements. As these are contracts that the Group expects, and has the ability, to fulfil through delivery of a non-financial item, these are recognised as advance from customers and will be recognised as revenue as and when control of respective commodities is transferred to customers under the agreements. The portion of the advance that is expected to be settled within the next 12 months has been classified as a current liability.